                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported) January 15, 2003

                       KINDER MORGAN ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)



          DELAWARE                    1-11234                   76-0380342
(State or other jurisdiction        (Commission              (I.R.S. Employer
      of incorporation)             File Number)           Identification No.)



                          500 Dallas Street, Suite 1000
                              Houston, Texas 77002
          (Address of principal executive offices, including zip code)


                                  713-369-9000
              (Registrant's telephone number, including area code)


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ITEM 9. REGULATION FD DISCLOSURE.

         In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

         On January 15, 2003, Kinder Morgan Energy Partners, L.P. issued a press release, a copy of which is included herewith as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         The following material is furnished pursuant to Item 9 as an exhibit to this Current Report on Form 8-K.

        Exhibit
        Number           Description
        ------           -----------
         99.1            Press release of Kinder Morgan Energy Partners, L.P.
                         issued January 15, 2003



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             KINDER MORGAN ENERGY PARTNERS, L.P.

                                By: KINDER MORGAN G.P., INC.,
                                    its general partner

                                    By: KINDER MORGAN MANAGEMENT, LLC
                                        its delegate

Dated: January 15, 2003                 By: /s/ Joseph Listengart
                                            ------------------------------------
                                            Joseph Listengart
                                            Vice President and General Counsel



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER           DESCRIPTION
-------          -----------

  99.1           Press release of Kinder Morgan Energy Partners, L.P. issued
                 January 15, 2003



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